Leases - Financial leases (Details) - Humacyte, Inc. - USD ($) $ in Thousands	Sep. 30, 2020	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Operating Lease, Liability		$ 700	$ 769	$ 900
Finance Lease, Liability		24,000	24,819	26,300
Operating Lease, Right-of-Use Asset		748	769	897
Finance lease right-of-use assets, net		22,462	23,492	25,552
Maximum
Operating Lease, Right-of-Use Asset		700	800	900
Finance lease right-of-use assets, net		$ 22,500	$ 23,500	$ 897,000
Gain (Loss) on Termination of Lease	$ 100